Filed Pursuant to Rule 497(e)
                                                 Registration File No. 333-66807
                                                                       811-09093

                                  E*TRADE FUNDS
                             E*TRADE BOND INDEX FUND


       Supplement dated September 26, 2001 to the Prospectus dated May 1, 2001, as supplemented August 28, 2001

This Supplement updates certain information contained in the above-dated Prospectus for the E*TRADE Bond Index Fund.

Effective as of September 27, 2001, the first paragraph in the section titled "Dividends and Other Distributions" is replaced with the following:

      The Fund intends to declare dividends from net investment income daily and distribute those income dividends monthly. In addition, the Fund intends to distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.



You may obtain a copy of the Prospectus, as supplemented, without charge, at the Website (www.etrade.com). Information on the Website is not incorporated by reference into the Prospectus unless specifically noted.